UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5586

Oppenheimer Rochester California Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  July 31

Date of reporting period:  1/29/2016

Item 1.  Reports to Stockholders.

Semiannual Report 1/31/2016

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer Rochester® California Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/29/16*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	4.41%	-0.55%	3.66%
1-Year	2.05	-2.80	2.71
5-Year	9.17	8.12	5.75
10-Year	3.03	2.54	4.81

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

*January 29, 2016 was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2016.

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An Important Update

to the Fund Performance Discussion

Update (as of March 14, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders:

On February 1, 2016, Puerto Rico made its debt-service payments on securities issued by the Puerto Rico Sales Tax Financing Corporation. The payment for these bonds, which are known as COFINAs, was 99% funded at the end of December and totaled approximately $322 million. The COFINAs are backed by the sales and use tax. The Municipal Finance Authority (MFA) also made its payments on February 1. As expected, the Puerto Rico Finance Corporation (PFC) defaulted on its February 1, 2016 payments.

Also on February 1, Puerto Rico proposed a voluntary “bond exchange” that it said would reduce its debt burden to $26.5 billion, from $49.2 billion. Under the proposal, creditors would exchange existing bonds for “base bonds” and “growth bonds.” Interest payments on the former would not begin until 2018, and payments on the latter would start a decade after the close of the exchange offer—but only if certain revenue levels have been achieved. Many market participants were critical of this proposal’s viability.

Officials from Puerto Rico appeared at a February 2, 2016 hearing of the U.S. House Natural Resources Committee’s Subcommittee on Indian, Insular, and Alaska Native Affairs. The hearing included lengthy discussions about the benefits of establishing a federal control board to help the Commonwealth remedy its fiscal woes. Oppenheimer Rochester continues to believe that such a board would prove beneficial to the government and its authorities, to bondholders and to the people of Puerto Rico. Subcommittee members continued to press for audited financials from the Commonwealth.

Also in early February, the U.S. Supreme Court announced that it would hear arguments related to the validity of the Puerto Rico Public Corporation Debt and Recovery Act (“the Recovery Act”) on March 22.

On February 10, 2016, Sen. Orrin Hatch, chairman of the Senate Finance Committee, sent Gov. Alejandro Garcia Padilla a long list of questions and asked for a response by March 1. During a press conference on March 2, the governor said that his office was still working on its response, noting “I do not accept ultimatums from anyone.”

3        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

On February 16, 2016, Governor Padilla signed legislation related to the December 2015 debt-restructuring agreement between PREPA, the Commonwealth’s electric utility authority, and its forbearing bondholders. The deadline for submitting a rate proposal to the Commonwealth’s Energy Commission was extended to April 22, from March 1.

Also on February 16, Puerto Rico released draft financials for fiscal year 2014. Later in the month, the governor said he expected that year’s audited financials to be ready April 1. In his State of the Commonwealth speech on February 29, the governor chided those who have insisted on seeing the audited financials before agreeing to help Puerto Rico.

On February 24, 2016, OppenheimerFunds, Franklin Advisers and the First Puerto Rico Family of Funds sent a letter to the chairman of the Puerto Rico House Committee on Finance and Budget, Rafael “Tatito” Hernández Montañez, and Puerto Rico’s legislators. The letter addressed the rhetoric coming from the Commonwealth about plans to weaken the COFINA bond structure and protections. Details about the letter can be found at www.oppenheimerfunds.com/puerto_rico.

The next day, two more hearings were held at the U.S. House on developments in Puerto Rico.

In early March, The Bond Buyer reported that PRASA, the Commonwealth’s aqueduct and sewer authority, had created a contingency plan to use if it cannot access the credit markets. On March 10, the Puerto Rico House passed legislation that would allow PRASA to issue new debt and avoid a rate hike; the Puerto Rico Senate has yet to vote on the legislation, which includes several prerequisites.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision is expected to delay Puerto Rico’s transition to a value-added tax, originally slated to begin April 1. Meanwhile, there are calls for the Commonwealth’s tax system to be overhauled.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Amid low interest rates during the 6-month reporting period that ended January 29, 2016, the last business day of this reporting period, Oppenheimer Rochester California Municipal Fund provided a total return at net asset value (NAV) of 4.41% and generated high levels of tax-free income. The Fund’s Class A shares provided a distribution yield of 5.47% at NAV at the end of this reporting period. At the end of January 2016, the Fund’s Class A shares were ranked second, behind this Fund’s Class Y shares, in Lipper’s California Municipal Debt Funds category for 12-month distribution yield, a calculation that compares fund yields for the trailing 12 months. Additionally, the Fund outperformed the Barclays Municipal Bond Index, its benchmark, by 75 basis points, and tax-free income comprised nearly two-thirds of the Fund’s total return this reporting period.

MARKET OVERVIEW

The Fed Funds target rate, the short-term interest rate set by the Federal Open Market Committee (FOMC), was increased to the range of 0.25% to 0.50% on December 16, 2015, seven years to the day after it had been reduced to the range of zero to 0.25%. The last increase – to 5.25% – was announced June 29, 2006. Despite ongoing concerns about low inflation due to decreasing oil prices and low import prices, the Fed cited steady job growth and a near-normal unemployment rate of 5% as reasons for the increase. In a statement

The average 12-month distribution yield in Lipper’s California Municipal Debt Funds category was 3.34% at the end of this reporting period. At 5.47%, the

12-month distribution yield at NAV for this Fund’s Class A shares was 213 basis points higher than the category average.

following the December meeting, Fed officials said they expect the economy to warrant only “gradual increases” over the next few years,

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.47%

Dividend Yield with sales charge	5.21

Standardized Yield	3.56

Taxable Equivalent Yield	7.33

Last distribution (1/26/16)	$0.038

Total distributions (8/1/15 to 1/31/16)	$0.228
Endnotes for this discussion begin on page 18 of this report

5        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

projecting that interest rates would rise one percentage point per year.

Many market watchers had predicted the FOMC would raise the Fed Funds target rate at the September 2015 meeting, but the Fed decided otherwise. Citing “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective,” the Committee voted to keep the short-term rate at zero to 0.25%.

In a speech after the September meeting, Chairman Janet Yellen tried to quell the resulting market volatility saying, “It will likely be appropriate to raise the target range of the Federal Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed.

In November 2015, Ms. Yellen again indicated that the central bank would bump up rates slowly, a message that was repeated after the December 2015 increase. The Fed has suggested four rate hikes in 2016 but stressed that the recovery remains slow, and inflation is still feeble. “Rate increases could be faster or slower, based on economic data,” Fed officials said after the December meeting.

The Fed kept interest rates unchanged at the January 2016 meeting, but left open the possibility it could raise short-term rates when it reconvenes in March 2016. In a press release the Fed indicated it was closely monitoring the global economy and financial markets, noting that economic growth had slowed since late 2015 and inflation continued to run below the target 2% level.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

On January 29, 2016, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been 6 months earlier. However, prices of longer-term, high-grade munis rallied during the same period, and their yields declined. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

As of January 29, 2016, the average yield on 30-year, AAA-rated muni bonds was 2.79%, down 41 basis points from July 31, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.81% on January 29, 2016, down 43 basis points from the July 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.35%, up 7 basis points from the July 2015 date.

California’s economy continued to strengthen this reporting period, and projections indicated

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that the state will end its current fiscal year in June 2016 with $7.9 billion in reserve, $3.3 billion more than lawmakers expected last year. Unemployment dropped to less than 6% for the first time since 2007.

In January 2016, Gov. Jerry Brown released a $170.6 billion budget proposal for fiscal 2017, reflecting an increase of 2% over fiscal year 2016, which ends June 30, 2016. The spending plan includes billions of dollars for new funding for schools, climate change programs, state parks, road repairs, mass transit and services for the elderly and disabled.

The Trustees of California State University issued $1.1 billion in systemwide revenue bonds in August 2015 to fund a variety of campus projects. Moody’s assigned an Aa2 rating for the bonds, reflecting “the scale of the system which is the nation’s single largest four-year higher education system, very strong student demand, ample unrestricted liquidity, improved state funding reflecting strengthening of California’s economy and management’s demonstrated ability to manage operations through periods of revenue constraint.”

The California High-Speed Rail Authority continued to work on what is slated to be the nation’s first high-speed rail system. By 2029, passengers will be able to travel from San Francisco to the Los Angeles basin in less than 3 hours. With a projected cost of $68 billion, the system has been plagued by legal, financial and logistical delays, but a viaduct in Madera County was completed in late 2015. Officials continue to acquire the thousands of parcels of land required, and have 63% of the parcels needed for the first 29 miles in the Central Valley. Eventually, the rail system will extend from Sacramento to San Diego.

Late in this reporting period, Gov. Brown announced a $55 billion infrastructure plan, most of which will be used to finance improvements in the state’s transportation system over the next 5 years. Like the $36 billion transportation plan put forth earlier, the infrastructure plan is expected to help the state maintain highways and roads, expand public transit and improve critical trade routes. Other infrastructure improvements include various maintenance projects at levees, state facilities, courts, universities, and community colleges and the renovation of Sacramento downtown office space, including the State Capitol Annex.

As of January 5, 2016, California’s general obligation (G.O.) bonds were rated Aa3 by Moody’s Investors Service and AA-minus by Standard & Poor’s and A-plus by Fitch Ratings.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

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FUND PERFORMANCE

Oppenheimer Rochester California Municipal Fund held more than 570 securities as of January 29, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

Even as market conditions created pressure on the dividends of many fixed-income funds this reporting period, this Fund’s dividend trend demonstrated the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 3.8 cents per share throughout this reporting period. In all, the Fund distributed 22.8 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net investment income was a boon to investors seeking competitive levels of tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 7.33%, based on the Fund’s standardized yield as of January 31, 2016, and the top federal and California income tax rates for 2015. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

G.O. securities– which are backed by the full faith and taxing authority of state and local governments – comprised 18.6% of total assets (18.7% of net assets) as of January 29, 2016. At the end of this reporting period, the Fund held bonds issued in various California municipalities, including insured bonds issued in the Commonwealth of Puerto Rico. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers.

As of January 29, 2016, the Fund remained invested in land development (or “dirt”) bonds, which are Special Tax and Special Assessment bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Tax sector represented 14.0% of total assets (14.0% of net assets) and the Special Assessment sector represented 0.8% of total assets (0.8% of net assets).

Overall, we believe that land development bonds have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the Fund’s land development securities.

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The Rochester Portfolio Management Team

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 13.3% of the Fund’s total assets (13.3% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period, two of which were issued in the Commonwealth of Puerto Rico, made all scheduled payments of interest and principal on time and in full.

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The Rochester Credit Research Team

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The Fund’s holdings in municipal bonds issued by utilities represented 11.1% of total assets (11.2% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 4.8% of total assets (4.9% of net assets), water utilities with 4.6% of total assets (4.6% of net assets), sewer utilities with 1.4% of total assets (1.4% of net assets), and gas utilities with 0.3% of total assets (0.3% of net assets) as of January 29, 2016. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include bonds issued in California and Guam, as well as securities issued by PREPA (Puerto Rico’s electric utility authority) and PRASA (its aqueduct and sewer authority).

Tax increment financing (TIF) bonds constituted 11.1% of the Fund’s total assets (11.2% of net assets) on January 29, 2016. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 9.7% of the Fund’s total assets (9.8% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco MSA and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings, some of which are insured, include G.O. debt and securities from many different sectors.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. At the beginning of 2016, the Commonwealth made virtually all of the nearly $1 billion in payments due. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s G.O. securities. PREPA also made a full payment of $215 million.

Two authorities, the Puerto Rico Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA), defaulted on $37 million. According to Gov. Alejandro García Padilla, these defaults were the result of the emergency measure he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC – have sued the Commonwealth, arguing that the revenues should not have been diverted. On the last day of this reporting period, the Commonwealth filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined.

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Puerto Rico remained in the news throughout this reporting period. On August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn a February 6, 2015 federal district court ruling that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA, PRASA and PRHTA (Puerto Rico’s highway authority) to restructure their debt under the supervision of a Commonwealth court. Five months later, a federal appeals court unanimously affirmed the judge’s decision.

In its petition, the Commonwealth argued that Puerto Rico’s issuers should have the right to restructure their debt pursuant to the terms set forth in the Commonwealth’s Recovery Act. As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored.

On December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal of the district court and appellate court decisions. Although we cannot guarantee that Oppenheimer Rochester will once again prevail, we continue to believe our legal arguments are strong and wish to assure shareholders that our team will always stand up for bondholders’ best interests. A Supreme Court ruling on the Commonwealth’s petition is expected in June 2016.

Throughout this reporting period, the market also reacted to developments related to the forbearance agreement that was reached in August 2014 between PREPA and many of its creditors, including this Fund. In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms, to make its July 1, 2015 payment and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

The plan also seeks to reduce and/or restructure some of Puerto Rico’s debt. In a televised address, the governor said, “The plan itself will not get us out of the hole we find ourselves in. It’s time that creditors come to the table and share in the sacrifice.” We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution. Questions about the degree to which Puerto Rico and its agencies and authorities are committed to honoring their debt-service obligations continued to create significant pressure on the prices of their securities.

12        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors should note that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders; and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. While we expect that all parties will work toward a restructuring support agreement, we remind investors that there is no guarantee of either a timeline or implementation.

In December 2015, after gaining several extensions related to the debt-restructuring agreement, PREPA announced that it had reached agreement with at least 70% of its creditors and its bond insurers.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement. No vote was taken by that date, and PREPA asked for an extension to February 12.

The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure has been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Meanwhile, in Washington, a December 1, 2015 hearing of the U.S. Senate Committee on the Judiciary, which is chaired by Sen. Chuck Grassley of Iowa, focused on Puerto Rico’s financial and economic

13        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

circumstances. While Gov. Padilla pressed the senators to consider giving the Commonwealth access to Chapter 9 bankruptcy and asserted that “we have no cash left,” Sen. Grassley was among those who chided the governor because audited financial statements had not been provided. Sen. Grassley, in line with other Republican senators challenged the governor, saying “Let’s not forget that Puerto Rico issued its bonds with the knowledge that Ch. 9 bankruptcy wasn’t an option in the event of a default.” At the end of this reporting period, Democratic lawmakers had not gained traction on their proposals to allow the Commonwealth and/or its authorities to file for Ch. 9 bankruptcy protection.

On December 9, 2015, three Republican senators – Orrin Hatch of Utah, Lisa Murkowski of Alaska and Sen. Grassley of Iowa – introduced the Puerto Rico Assistance Act of 2015. The bill would establish a new authority that could issue bonds and called for as much as $3 billion to help the Commonwealth stabilize its budget and debt, among other provisions. A week later, House Speaker Paul Ryan asked lawmakers to reach a “responsible solution” for Puerto Rico by March 31, 2016.

There was also talk in Congress of amending the omnibus spending bill to provide Puerto Rico access to Ch. 9, but the only measures included in the bill were related to Medicare funding and additional technical assistance from Treasury.

Meanwhile, the Government Development Bank for Puerto Rico (GDB) put forth a plan calling for a “comprehensive single transaction to be accomplished through a voluntary exchange offer.”

Politicians, including some candidates for the presidency, have voiced concerns about Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress and/or the Puerto Rico Legislature.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic

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investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

As of January 29, 2016, the Fund was also invested in the municipal leases sector this reporting period, which accounted for 6.5% of the Fund’s total assets (6.6% of net assets), including several bonds issued in Puerto Rico. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by valuable collateral. As of January 29, 2016, 4.9% of the Fund’s total assets (4.9% of net assets) were invested in the marine/aviation facilities sector. Our holdings in the sector included two bonds issued in the Northern Marianna Islands and two issued in Guam.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide welcomed levels of tax-free income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

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This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 29, 2016, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds.

We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities. The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

General Obligation	18.6%
Special Tax	14.0
Tobacco Master Settlement Agreement	13.3
Tax Increment Financing (TIF)	11.1
Municipal Leases	6.5
Marine/Aviation Facilities	4.9
Electric Utilities	4.8
Water Utilities	4.6
Hospital/Healthcare	4.5
Sales Tax Revenue	4.0

Portfolio holdings are subject to change. Percentages are as of January 29, 2016, and are based on total assets. January 29, 2016 was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	1.6%	1.4%	3.0%
AA	35.4	0.0	35.4
A	11.5	1.1	12.6
BBB	9.3	13.7	23.0
BB or lower	18.3	7.7	26.0
Total	76.1%	23.9%	100.0%

The percentages above are based on the market value of the securities as of January 29, 2016, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

17        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of January 29, 2016

	Without Sales Charge	With Sales Charge
Class A	5.47%	5.21%
Class B	4.81	N/A
Class C	4.85	N/A
Class Y	5.68	N/A

STANDARDIZED YIELDS

For the 30 Days Ended January 31, 2016
Class A	3.56%
Class B	2.97
Class C	2.98
Class Y	3.98

TAXABLE EQUIVALENT YIELDS

As of January 31, 2016
Class A	7.33%
Class B	6.11
Class C	6.13
Class Y	8.19

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/29/16

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPCAX)	11/3/88	4.41%	2.05%	9.17%	3.03%	5.63%
Class B (OCABX)	5/3/93	4.01	1.29	8.27	2.53	4.58
Class C (OCACX)	11/1/95	4.04	1.42	8.35	2.25	3.93
Class Y (OCAYX)	11/29/10	4.53	2.30	9.43	N/A	7.94

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/29/16
	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPCAX)	11/3/88	-0.55%	-2.80%	8.12%	2.54%	5.44%
Class B (OCABX)	5/3/93	-0.99	-3.55	7.98	2.53	4.58
Class C (OCACX)	11/1/95	3.04	0.45	8.35	2.25	3.93
Class Y (OCAYX)	11/29/10	4.53	2.30	9.43	N/A	7.94

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of

18        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

January 29, 2016 was the last business day of the Fund’s 6-month reporting period.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index is unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.038 for the 26-day accrual period ended January 26, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 26, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0335, $0.0335 and $0.0394, respectively, for the 26-day accrual period ended January 26, 2016, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2016, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s California Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total trailing 12-month interest and dividend payments divided by the last month’s ending share price (at NAV) plus any capital gains distributed over the same period. The calculation included 126 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal and California tax rate of 51.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with

19        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

20        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

21        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2015	Ending Account Value January 29, 2016	Expenses Paid During 6 Months Ended January 29, 2016
Class A	$1,000.00	$1,044.10	$6.58
Class B	1,000.00	1,040.10	10.30
Class C	1,000.00	1,040.40	10.40
Class Y	1,000.00	1,045.30	5.35

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.45	6.49
Class B	1,000.00	1,014.82	10.17
Class C	1,000.00	1,014.72	10.27
Class Y	1,000.00	1,019.64	5.29

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 29, 2016 are as follows:

Class	Expense Ratios
Class A	1.29%
Class B	2.02
Class C	2.04
Class Y	1.05

22        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 29, 2016* Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—107.2%
California—96.2%
$1,000,000	Adelanto, CA Community Facilities District Special Tax No. 2006-2[1]	5.000%	09/01/2045	$ 1,073,290
1,800,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.400	09/01/2036	1,802,178
2,675,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.250	09/01/2026	2,685,807
40,000	Adelanto, CA Improvement Agency, Series B1	5.500	12/01/2023	40,254
1,770,000	Adelanto, CA Public Utility Authority[1]	5.000	07/01/2024	1,841,685
6,620,000	Adelanto, CA Public Utility Authority[1]	6.750	07/01/2039	7,572,817
5,710,000	Adelanto, CA Public Utility Authority[1]	5.000	07/01/2039	5,813,751
1,475,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.500	01/01/2030	1,621,836
1,000,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.625	01/01/2040	1,095,930
100,000	Alvord, CA Unified School District Community Facilities District Special Tax[1]	4.500	09/01/2017	102,216
885,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.125	09/01/2031	913,674
3,735,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.250	09/01/2040	3,855,379
895,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.125	09/01/2032	923,962
10,250,000	Anaheim, CA Public Financing Authority[1]	5.000	05/01/2039	11,730,715
1,350,000	Anaheim, CA Public Financing Authority[1]	5.000	05/01/2034	1,575,085
3,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[2]	5.250	10/01/2034	3,355,448
7,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[2]	5.250	10/01/2039	7,829,378
25,000	Apple Valley, CA Redevel. Agency Tax Allocation[1]	5.000	06/01/2032	25,571
600,000	Arvin, CA Community Redevel. Agency Tax Allocation[1]	6.500	09/01/2038	634,500
790,000	Azusa, CA Special Tax Community Facilities District No. 05-1[1]	5.000	09/01/2021	807,767
1,395,000	Bakersfield, CA Improvement Bond Act 1915[1]	7.375	09/02/2028	1,402,924
415,000	Bakersfield, CA Improvement Bond Act 1915	5.350	09/02/2022	415,083
1,130,000	Bakersfield, CA Improvement Bond Act 1915	5.400	09/02/2025	1,130,068
10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[2]	5.250	12/01/2035	11,873,500
120,000	Beaumont, CA Financing Authority, Series A1	5.250	09/01/2029	133,277
250,000	Beaumont, CA Financing Authority, Series A1	5.625	09/01/2032	278,727
1,050,000	Beaumont, CA Financing Authority, Series A1	6.875	09/01/2036	1,073,908
115,000	Beaumont, CA Financing Authority, Series A1	5.125	09/01/2028	128,102
1,500,000	Beaumont, CA Financing Authority, Series A1	6.375	09/01/2042	1,673,460
5,000	Beaumont, CA Financing Authority, Series A1	7.000	09/01/2023	5,019
750,000	Beaumont, CA Financing Authority, Series A1	5.000	09/01/2036	812,250
5,400,000	Beaumont, CA Financing Authority, Series A1	5.350	09/01/2036	5,419,548
4,410,000	Beaumont, CA Financing Authority, Series A1	5.875	09/01/2042	4,900,348
1,560,000	Beaumont, CA Financing Authority, Series B1	5.000	09/01/2025	1,851,626
685,000	Beaumont, CA Financing Authority, Series B1	5.000	09/01/2027	686,192
60,000	Beaumont, CA Financing Authority, Series B1	8.875	09/01/2034	60,251
130,000	Beaumont, CA Financing Authority, Series B1	8.625	09/01/2039	130,503
4,000,000	Beaumont, CA Financing Authority, Series C1	5.500	09/01/2035	4,017,440

23        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$3,245,000	Beaumont, CA Financing Authority, Series E1	6.250%	09/01/2038	$ 3,251,003
500,000	Blythe, CA Community Facilities District Special Tax (Hidden Beaches)[1]	5.300	09/01/2035	510,485
2,230,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	9.750	05/01/2038	2,874,247
1,000,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	5.000	05/01/2038	1,082,030
2,930,000	Brea, CA Redevel. Agency	6.679 [3]	08/01/2032	1,115,070
2,300,000	Brea, CA Redevel. Agency	6.835 [3]	08/01/2033	801,366
1,010,000	Brea, CA Redevel. Agency	6.595 [3]	08/01/2031	416,504
5,000,000	Brea, CA Redevel. Agency	6.872 [3]	08/01/2034	1,597,000
60,000	Butte County, CA Hsg. Authority (Affordable Hsg. Pool)[1]	7.000	10/01/2020	60,295
3,000,000	CA ABAG Finance Authority for NonProfit Corporations (Casa De Las Campanas)[1]	6.000	09/01/2037	3,536,580
5,000	CA ABAG Finance Authority for NonProfit Corporations COP (Merced Family Health Centers)	5.950	01/01/2024	5,024
25,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)[1]	5.350	10/01/2029	25,036
60,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)[1]	6.000	01/01/2023	59,996
20,000	CA Bay Area Government Association[1]	4.125	09/01/2019	20,248
2,845,000	CA Communities Transportation Revenue COP[1]	6.000	06/01/2042	3,361,225
347,900,000	CA County Tobacco Securitization Agency	7.550 [3]	06/01/2055	2,435,300
4,050,000	CA County Tobacco Securitization Agency	5.820 [3]	06/01/2033	1,386,234
409,500,000	CA County Tobacco Securitization Agency	8.251 [3]	06/01/2055	2,866,500
82,110,000	CA County Tobacco Securitization Agency	6.423 [3]	06/01/2046	7,894,876
71,700,000	CA County Tobacco Securitization Agency	7.000 [3]	06/01/2055	787,983
4,000,000	CA County Tobacco Securitization Agency[1]	5.000	06/01/2047	3,609,520
45,600,000	CA County Tobacco Securitization Agency	6.125 [3]	06/01/2057	498,408
51,500,000	CA County Tobacco Securitization Agency	6.700 [3]	06/01/2057	369,770
55,250,000	CA County Tobacco Securitization Agency	6.901 [3]	06/01/2057	300,560
39,700,000	CA County Tobacco Securitization Agency	5.750 [3]	06/01/2057	396,206
1,000,000	CA County Tobacco Securitization Agency (TASC)	5.250	06/01/2046	842,140
850,000	CA County Tobacco Securitization Agency (TASC)[1]	5.100 [4]	06/01/2028	850,595
2,895,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750	06/01/2029	2,996,325
11,970,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2035	12,132,193
9,670,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125	06/01/2038	9,672,998
1,780,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2043	1,780,570
10,760,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2035	10,763,336
86,970,000	CA County Tobacco Securitization Agency (TASC)	6.375 [3]	06/01/2046	4,294,579
65,800,000	CA County Tobacco Securitization Agency (TASC)	6.600 [3]	06/01/2046	2,636,606
5,315,000	CA County Tobacco Securitization Agency (TASC)[1]	5.250	06/01/2045	5,062,803
17,895,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2042	18,115,108
3,725,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125	06/01/2038	3,578,719
1,250,000	CA Educational Facilities Authority (San Francisco University)[1]	6.125	10/01/2036	1,531,737
20,000	CA Educational Facilities Authority (University of Redlands)[1]	5.000	10/01/2035	20,036
2,500,000	CA Enterprise Devel. Authority (Sunpower Corp.)[1]	8.500	04/01/2031	2,867,100

24        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$5,000,000	CA GO1	6.500%	04/01/2033	$ 5,873,650
1,500,000	CA GO1	6.000	03/01/2033	1,798,395
5,000	CA GO	5.750	05/01/2030	5,023
35,000	CA GO1	5.250	06/01/2021	35,601
4,000,000	CA GO	0.010 [5]	05/01/2040	4,000,000
7,800,000	CA GO1	5.000	02/01/2038	9,069,996
200,000	CA GO1	6.250	10/01/2019	202,106
60,000	CA GO1	6.250	10/01/2019	60,632
25,150,000	CA GO1	5.000	09/01/2034	30,361,583
5,000	CA GO1	5.500	10/01/2022	5,046
5,190,000	CA GO1	5.000	12/01/2031	6,268,326
22,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.125	06/01/2047	19,670,200
2,500,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2040	2,867,225
3,750,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2045	4,284,525
2,030,000	CA Health Facilities Financing Authority (Community Programs for Persons with Developmental Disabilities)[1]	6.250	02/01/2026	2,489,267
14,215,000	CA Health Facilities Financing Authority (Providence Health & Service/Provident Health System-Oregon Obligated Group)[2]	5.500	10/01/2039	16,255,215
160,000	CA Health Facilities Financing Authority (Providence Health System-Southern California)[1]	6.250	10/01/2028	183,166
5,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[1]	5.750	07/01/2039	5,745,950
13,500,000	CA Health Facilities Financing Authority (Sutter Health)[2]	5.250	08/15/2031	16,104,285
5,000,000	CA HFA (Home Mtg.)[1]	5.450	08/01/2028	5,108,700
100,000	CA HFA (Home Mtg.)[1]	5.050	02/01/2029	101,797
1,325,000	CA HFA (Home Mtg.)[1,6]	5.550	08/01/2033	1,345,829
745,000	CA HFA (Home Mtg.)[1]	5.450	08/01/2033	790,706
190,000	CA HFA, Series E1	5.000	02/01/2024	190,401
885,000	CA Independent Cities Finance Authority Mobile Home Park (Hacienda Valley Estates)[1]	5.000	11/15/2034	1,007,688
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250	07/15/2045	1,118,350
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Rancho Del Sol & Grandview)[1]	5.500	05/15/2047	1,094,320
2,000,000	CA Infrastructure and Economic Devel. (AOMPAAS/TVSRF/AcadF/AFound/AMF Obligated Group)[1]	5.000	11/01/2041	2,313,800
65,000	CA M-S-R Public Power Agency (San Juan)[1]	6.000	07/01/2022	78,934
200,000	CA Municipal Finance Authority (Biola University)[1]	5.625	10/01/2023	216,356
530,000	CA Municipal Finance Authority (Caritas Acquisitions/Caritas Corp. Obligated Group)[1]	6.400	08/15/2045	598,084
250,000	CA Municipal Finance Authority (Casa Griffin Apts.)[1]	5.750	10/01/2034	271,100
1,000,000	CA Municipal Finance Authority (Emerson College)[1]	6.000	01/01/2042	1,198,840

25        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$1,000,000	CA Municipal Finance Authority (Emerson College)[1]	5.750%	01/01/2033	$ 1,171,240
2,135,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)[1]	6.875	01/01/2042	2,397,135
1,070,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)[1]	6.625	01/01/2032	1,185,838
835,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)[1]	5.750	01/01/2022	902,885
1,000,000	CA Municipal Finance Authority (INSD-Lincoln Glen Manor for Senior Citizens)[1]	6.000	04/01/2031	1,030,080
1,500,000	CA Municipal Finance Authority (OCEAA)[1]	7.000	10/01/2039	1,579,020
1,000,000	CA Municipal Finance Authority (Pilgrim Place Claremont)[1]	6.125	05/15/2039	1,148,100
1,750,000	CA Municipal Finance Authority (Pilgrim Place Claremont)[1]	5.875	05/15/2029	2,007,950
1,250,000	CA Municipal Finance Authority (Southwestern Law School)[1]	6.500	11/01/2041	1,502,162
600,000	CA Municipal Finance Authority (Southwestern Law School)[1]	6.500	11/01/2031	726,738
1,000,000	CA Municipal Finance Authority Charter School (John Adams Academics)[1]	5.250	10/01/2045	1,015,940
5,000,000	CA Municipal Finance Authority Mobile Home Park (Caritas Acquisitions)[1]	5.500	08/15/2047	5,623,850
1,200,000	CA Municipal Finance Authority Mobile Home Park (Caritas Affordable Housing)[1]	5.250	08/15/2039	1,360,548
4,000,000	CA Pollution Control Financing Authority (Aemerge Redpak Services Southern California)[1]	7.000	12/01/2027	4,015,240
615,000	CA Public Works[1]	6.625	11/01/2034	617,884
2,500,000	CA Public Works[1]	6.000	03/01/2035	2,961,500
2,795,000	CA Public Works[1]	5.750	03/01/2030	3,306,876
8,370,000	CA Public Works[1]	6.375	11/01/2034	10,068,608
365,000	CA Public Works[1]	6.125	11/01/2029	437,007
2,000,000	CA Public Works (California State Prisons)[1]	5.750	10/01/2031	2,477,700
900,000	CA Public Works (Dept. of Mental Health)[1]	5.000	11/01/2031	929,943
1,250,000	CA Public Works (Judicial Council)[1]	5.000	12/01/2031	1,492,912
125,000	CA Public Works (Trustees California State University)[1]	6.000	04/01/2027	145,537
25,000	CA Public Works (Various State Universities)	5.400	10/01/2022	25,110
305,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[7]	5.500	08/01/2047	97,585
2,450,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[7]	5.500	08/01/2047	1,224,877
17,650,000	CA Silicon Valley Tobacco Securitization Authority	5.850 [3]	06/01/2047	1,189,257
165,000,000	CA Silicon Valley Tobacco Securitization Authority	6.300 [3]	06/01/2056	1,597,200
53,360,000	CA Silicon Valley Tobacco Securitization Authority	6.850 [3]	06/01/2056	669,134
36,465,000	CA Silicon Valley Tobacco Securitization Authority	7.663 [3]	06/01/2041	6,174,254
68,920,000	CA Silicon Valley Tobacco Securitization Authority	9.974 [3]	06/01/2036	17,751,035
95,000	CA Statewide CDA[1]	5.000	09/02/2018	98,061
15,000	CA Statewide CDA[1]	7.000	07/01/2022	15,047
135,000	CA Statewide CDA[1]	5.000	09/02/2019	139,323
50,000	CA Statewide CDA[1]	6.750	09/01/2037	50,109

26        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$75,000	CA Statewide CDA[1]	6.625%		09/01/2027	$75,428
100,000	CA Statewide CDA	6.527	[3]	09/01/2028	43,023
100,000	CA Statewide CDA	6.773	[3]	09/01/2034	27,366
230,000	CA Statewide CDA[1]	5.125		09/02/2020	237,344
2,995,000	CA Statewide CDA (Cathedral City Heritage Park / Glendale Heritage Park Obligated Group)[1]	5.200		06/01/2036	3,011,323
3,675,000	CA Statewide CDA (Cottage Health System) Floaters[1]	0.120	[5]	11/01/2043	3,675,000
1,000,000	CA Statewide CDA (Enloe Medical Center)[1]	5.750		08/15/2038	1,126,330
1,250,000	CA Statewide CDA (Enloe Medical Center)[1]	6.250		08/15/2033	1,423,637
3,000,000	CA Statewide CDA (EVLAJHA / GVLAJHA / JHAGS / LAJHFTA / FEV / JHAW / BCSC / ASN Obligated Group)[1]	4.750		08/01/2020	3,023,550
290,000	CA Statewide CDA (KCG/KFH Obligated Group)[1]	5.250		03/01/2045	291,116
2,019,578	CA Statewide CDA (Microgy Holdings)[8]	9.000		12/01/2038	20
4,515,000	CA Statewide CDA (Orinda Wilder)[1]	5.000		09/01/2037	4,983,747
345,000	CA Statewide CDA (Rio Bravo)[1]	6.300		12/01/2018	345,034
220,000	CA Statewide CDA (Stonehaven Student Hsg.)[1]	5.875		07/01/2032	220,185
3,000,000	CA Statewide CDA (Yucaipa Valley Water Reservoir)[1]	6.000		09/02/2044	3,033,900
145,000	CA Statewide CDA COP (Internext Group)[1]	5.375		04/01/2030	145,500
2,000,000	CA Statewide CDA School Facilities (47th & Main)[1]	6.375		07/01/2047	2,193,300
120,000	CA Statewide CDA Special Tax Community Facilities District No. 97	6.842	[3]	09/01/2022	85,729
45,175,000	CA Statewide Financing Authority Tobacco Settlement	6.375	[3]	06/01/2046	2,108,769
1,025,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	1,042,220
8,295,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	8,434,356
1,345,000	CA Valley Sanitation District[1]	5.200		09/02/2030	1,374,456
2,500,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)	5.500		09/01/2036	1,271,675
2,325,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)	5.550		09/01/2036	1,182,495
35,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250		08/01/2033	43,802
2,910,000	Camarillo, CA Community Devel. Commission (Camarillo Corridor)[1]	5.000		09/01/2032	3,395,650
225,000	Campbell, CA COP (Civic Center)	5.250		10/01/2028	225,992
25,000	Campbell, CA COP (Civic Center)	5.125		10/01/2019	25,107
25,000	Carlsbad, CA Improvement Bond Act 1915[1]	5.500		09/02/2028	25,066
100,000	Carson, CA Public Financing Authority (Remediation)[1]	6.500		10/01/2036	115,296
2,500,000	Carson, CA Redevel. Agency Tax Allocation[1]	7.000		10/01/2036	2,926,325
3,260,000	Castaic, CA Union School District Community Facilities District No. 92-1[1]	9.000		10/01/2019	3,294,523
2,000,000	Centinela Valley, CA Union High School District[1]	6.000		08/01/2036	2,556,320
865,000	Chino, CA Public Financing Authority[1]	5.000		09/01/2035	989,595
1,100,000	Chino, CA Public Financing Authority[1]	5.000		09/01/2034	1,265,297

27        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$20,000	Chowchilla, CA Redevel. Agency[1]	5.000%		08/01/2037	$20,024
2,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.875		01/01/2034	2,314,720
11,360,000	Citrus, CA Community College District[1]	5.500		06/01/2031	13,099,216
500,000	Clovis, CA Wastewater[1]	5.250		08/01/2031	613,790
1,060,000	Clovis, CA Wastewater[1]	5.250		08/01/2030	1,305,687
1,050,000	Colton, CA Community Facilities District Special Tax[1]	7.500		09/01/2020	1,053,906
3,715,000	Compton, CA Community College District[1]	6.750		08/01/2034	4,474,495
4,000,000	Compton, CA Public Finance Authority[1]	5.250		09/01/2027	4,331,480
5,000	Contra Costa County, CA Public Financing Authority Tax Allocation[1]	5.850		08/01/2033	5,009
4,870,000	Corcoran, CA Hospital District[1]	8.000		08/01/2034	5,507,239
955,000	Corona, CA Community Facilities District (Buchanan Street)[1]	5.150		09/01/2036	963,853
110,000	Corona, CA Community Facilities District (Eagle Glen II)[1]	6.000		09/01/2031	110,154
250,000	Corona-Norco, CA Unified School District[1]	6.000		09/01/2037	255,515
1,000,000	Corona-Norco, CA Unified School District Community Facilities District No. 05-1[1,6]	5.000		09/01/2036	1,137,750
50,000	Daly City, CA Hsg. Devel. Finance Agency (Franciscan Mobile Home Park)[1]	5.000		12/15/2037	51,764
945,000	Daly City, CA Hsg. Devel. Finance Agency (Third Tier Franciscan)[1]	6.500		12/15/2047	971,838
1,220,000	Dehesa, CA School District[1]	5.500		06/01/2044	1,433,463
1,855,000	Desert Hot Springs, CA Community Facilities District Special Tax[1]	6.375		09/01/2038	2,015,328
3,725,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation[1]	7.375		09/01/2039	4,325,544
6,035,000	Desert, CA Community College District Floaters	0.150	[5]	08/01/2032	6,035,000
15,000,000	East Bay, CA Municipal Utility District (Water System)[2]	5.000		06/01/2036	17,215,800
10,000,000	Eastern CA Municipal Water District	0.010	[5]	07/01/2046	10,000,000
25,000	Elsinore Valley, CA Municipal Water District Community Facilities District No. 2004-1[1]	6.500		09/01/2032	25,813
10,075,000	Etiwanda, CA School District Special Tax Community Facilities District No. 2004-2[1]	6.000		09/01/2037	10,868,104
865,000	Fairfield, CA Community Facilities District Special Tax (Fairfield Commons)[1]	6.875		09/01/2038	932,980
100,000	Fillmore, CA Public Financing (Central City Redevel.)[1]	5.500		06/01/2031	100,501
2,500,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.500		09/01/2032	2,529,725
10,000	Fontana, CA Redevel. Agency (Jurupa Hills)[1]	5.500		10/01/2027	10,058
10,000	Fontana, CA Redevel. Agency (Sierra Corridor Commercial Redevel.)[1]	5.500		09/01/2034	10,025
1,010,000	Greenfield, CA Union School District[1]	7.000		09/01/2040	1,043,017
4,895,000	Grossmont, CA Union High School District[2]	5.500		08/01/2031	5,617,689
5,145,000	Grossmont, CA Union High School District[2]	5.500		08/01/2030	5,912,266
120,000	Guadalupe, CA Redevel. Agency Tax Allocation[1]	5.125		08/01/2035	120,378
1,065,000	Hesperia, CA Unified School District[1]	5.000		09/01/2030	1,080,219

28        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$500,000	Hollister, CA Redevel. Agency Tax Allocation[1]	7.000%		10/01/2032	$586,615
1,305,000	Hollister, CA Redevel. Agency Tax Allocation (Hollister Community Devel.)[1]	5.000		10/01/2032	1,532,331
1,600,000	Hollister, CA Redevel. Agency Tax Allocation (Hollister Community Devel.)[1]	5.000		10/01/2030	1,899,440
1,430,000	Imperial County, CA Community Facilities District No. 2004-2 Special Tax[1]	5.900		09/01/2037	1,380,879
2,030,000	Imperial County, CA Special Tax (Victoria Ranch)[1]	5.000		09/01/2036	2,252,874
7,000,000	Imperial, CA Irrigation District[1]	6.250		11/01/2031	8,459,500
309,105,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.000	[3]	06/01/2057	2,815,947
3,130,000	Ione, CA Special Tax Community Facilities District 2005-2-A1	6.000		09/01/2036	3,233,822
5,000	La Mesa, CA Fire, Police & Emergency Services	5.250		08/01/2034	5,021
125,000	Lake Berryessa, CA Resort Improvement District	5.250		09/02/2017	127,652
2,000,000	Lake Elsinore, CA Public Financing Authority[1]	5.000		09/01/2035	2,216,160
335,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	5.000		09/01/2037	367,358
1,000,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	5.000		09/01/2040	1,092,820
630,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	5.000		09/01/2032	699,766
1,175,000	Lake Elsinore, CA Public Financing Authority (Villages Wasson Canyon)[1]	5.250		09/01/2038	1,267,519
1,275,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2005-7[1]	6.250		09/01/2040	1,316,335
1,100,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2006-6[1]	5.900		09/01/2037	1,123,892
500,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.250	[4]	09/01/2029	542,445
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.200	[4]	09/01/2028	1,088,500
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.375	[4]	09/01/2032	1,078,810
500,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.300	[4]	09/01/2030	541,465
420,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.000	[4]	09/01/2025	461,391
375,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.100	[4]	09/01/2026	410,767
885,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.150	[4]	09/01/2027	966,331
1,670,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875		08/01/2034	1,946,468
580,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875		08/01/2039	699,509
430,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875		08/01/2039	494,405
5,000	Lathrop, CA Financing Authority (Water Supply)[1]	5.700		06/01/2019	5,085

29        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$10,000	Lathrop, CA Financing Authority (Water Supply)[1]	5.600%		06/01/2018	$10,169
4,100,000	Lathrop, CA Special Tax Community Facilities District No. 03-2	7.000		09/01/2033	4,108,897
4,000,000	LeMoore, CA Redevel. Agency Tax Allocation[1]	7.375		08/01/2040	4,121,320
1,000,000	Lennox, CA School District COP[1]	5.000		10/01/2034	1,152,060
100,000	Lincoln, CA Public Financing Authority[1]	5.000		09/01/2034	102,147
635,000	Lincoln, CA Special Tax[1]	5.000		09/01/2026	642,214
235,000	Livermore, CA Redevel. Agency Tax Allocation[1]	5.000		08/01/2032	236,208
2,625,000	Livermore, CA Redevel. Agency Tax Allocation[1]	5.000		08/01/2026	2,641,564
1,000,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.500		11/15/2037	1,297,710
50,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.500		11/15/2028	63,626
1,200,000	Los Alamitos, CA Unified School District COP[1]	0.000	[4]	08/01/2034	993,576
10,000,000	Los Angeles, CA Community College District[1]	5.000		08/01/2031	12,204,600
15,000,000	Los Angeles, CA Community College District	5.000		8/1/2033	16,590,600
10,000,000	Los Angeles, CA Community College District[1]	6.000		08/01/2033	11,785,700
2,075,000	Los Angeles, CA Community Devel. Agency (Adelante Eastside Redevel.)[1]	6.500		09/01/2039	2,380,440
1,575,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.000		12/01/2026	1,660,444
4,365,000	Los Angeles, CA Dept. of Airports[1]	5.000		05/15/2033	5,130,272
5,795,000	Los Angeles, CA Dept. of Airports[1]	5.000		05/15/2034	6,790,291
10,215,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2025	11,216,683
14,210,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.250		05/15/2024	15,585,091
10,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2026	10,963,882
10,095,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2028	11,020,712
11,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2027	12,034,959
12,000,000	Los Angeles, CA Dept. of Water & Power[2]	5.375		07/01/2038	13,437,960
3,000,000	Los Angeles, CA Dept. of Water & Power[2]	5.375		07/01/2034	3,357,660
16,300,000	Los Angeles, CA Harbor Dept.[2]	5.250		08/01/2034	18,502,456
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.250		06/01/2034	2,176,720
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.000		06/01/2029	2,164,360
500,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.375		06/01/2039	544,650
1,100,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000		12/01/2027	898,810
1,500,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000		12/01/2020	1,334,775
4,000,000	Los Angeles, CA Municipal Improvement Corp. (Real Property)[1]	6.000		09/01/2039	4,632,640
85,000	Madera County, CA COP (Valley Children’s Hospital)[1]	5.750		03/15/2028	85,318
475,000	Malibu, CA Community Facilities District Special Tax (Carbon Beach)[1]	5.875		09/01/2039	490,281
950,000	Martinez, CA Unified School District[1]	6.125	[4]	08/01/2035	1,238,667
4,530,000	Mayers, CA Memorial Hospital District[1]	7.875		06/01/2041	4,584,858

30        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,750,000	McFarland, CA Unified School District[1]	5.500%		11/01/2038	$2,135,840
1,375,000	Mendota, CA Joint Powers Financing Authority Wastewater[1]	5.150		07/01/2035	1,378,190
250,000	Menifee, CA Union School District Special Tax[1]	5.250		09/01/2036	250,385
395,000	Menifee, CA Union School District Special Tax[1]	5.200		09/01/2035	395,600
100,000	Menifee, CA Union School District Special Tax[1]	5.000		09/01/2022	100,210
500,000	Menifee, CA Union School District Special Tax[1]	5.250		09/01/2035	500,670
3,000,000	Montebello, CA Community Redevel. Agency (Montebello Hills Redevel.)[1]	8.100		03/01/2027	3,458,790
1,500,000	Montebello, CA Public Financing Authority (Montebello Hotel)[1]	5.000		12/01/2033	1,589,790
2,050,000	Moreno Valley, CA Unified School District Community Facilities District No. 2004-4[1]	5.000		09/01/2045	2,239,748
230,000	Murrieta, CA Community Facilities District Special Tax (Meadowlane/Amberwalk)[1]	5.125		09/01/2035	230,260
2,000,000	Norco, CA Community Redevel. Agency[1]	5.000		03/01/2032	2,318,040
1,500,000	Norco, CA Community Redevel. Agency[1]	5.000		03/01/2030	1,759,665
2,000,000	Norco, CA Redevel. Agency Tax Allocation[1]	6.000		03/01/2036	2,345,660
157,335,000	Northern CA Tobacco Securitization Authority (TASC)	6.700	[3]	06/01/2045	3,420,463
1,250,000	Northern Humboldt, CA Union High School District[1]	6.500		08/01/2034	1,567,062
4,115,000	Northern Humboldt, CA Union High School District[1]	5.000		08/01/2043	4,660,237
2,000,000	Northern, CA Inyo County Local Hospital District[1]	6.375		12/01/2025	2,237,740
1,000,000	Oak Valley, CA Hospital District[1]	7.000		11/01/2035	1,075,870
10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)[1]	6.100		06/01/2027	10,070
1,000,000	Oakland, CA GO1	6.000		01/15/2034	1,151,630
250,000	Oakland, CA GO1	6.250		01/15/2039	289,733
250,000	Oakland, CA Unified School District[1]	6.500		08/01/2024	290,140
250,000	Oakland, CA Unified School District[1]	6.500		08/01/2022	291,068
250,000	Oakland, CA Unified School District[1]	6.500		08/01/2023	290,140
4,595,000	Oakland, CA Unified School District[1]	6.125		08/01/2029	5,232,372
3,145,000	Olivehurst, CA Public Utilities District (Plumas Lake Community Facilities District)[1]	7.625		09/01/2038	3,209,693
2,540,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108[1]	7.500		09/02/2020	2,554,656
1,500,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2033	1,719,825
1,250,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2032	1,446,163
850,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2034	966,501
150,000	Palm Desert, CA Financing Authority[1]	5.000		04/01/2030	150,572
25,000	Palm Desert, CA Financing Authority[1]	5.000		08/01/2033	25,254
500,000	Palm Desert, CA Financing Authority[1]	5.200		10/01/2028	502,165
340,000	Palm Desert, CA Financing Authority	5.950	[3]	04/01/2021	251,403
305,000	Palm Desert, CA Financing Authority	5.850	[3]	04/01/2020	240,066
390,000	Palm Desert, CA Financing Authority	5.100	[3]	08/01/2016	381,724
1,370,000	Palm Desert, CA Financing Authority	6.070	[3]	08/01/2029	610,979
1,415,000	Palm Desert, CA Financing Authority	6.060	[3]	08/01/2028	670,852
1,430,000	Palm Desert, CA Financing Authority	6.080	[3]	08/01/2030	599,399
265,000	Palm Desert, CA Financing Authority	5.750	[3]	04/01/2019	221,614

31        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$230,000	Palm Desert, CA Financing Authority	5.650%[3]		04/01/2018	$203,992
1,400,000	Palm Desert, CA Financing Authority	6.050	[3]	08/01/2027	705,488
1,755,000	Palm Desert, CA Financing Authority	6.010	[3]	08/01/2023	1,127,500
1,605,000	Palm Desert, CA Financing Authority	6.000	[3]	08/01/2022	1,095,958
1,910,000	Palm Desert, CA Financing Authority	6.020	[3]	08/01/2024	1,155,015
2,235,000	Palm Desert, CA Financing Authority	6.040	[3]	08/01/2026	1,197,155
2,070,000	Palm Desert, CA Financing Authority	6.030	[3]	08/01/2025	1,178,182
540,000	Palm Desert, CA Financing Authority	6.090	[3]	04/01/2031	214,931
520,000	Palm Desert, CA Financing Authority	6.080	[3]	04/01/2030	222,362
500,000	Palm Desert, CA Financing Authority	6.070	[3]	04/01/2029	227,435
590,000	Palm Desert, CA Financing Authority	6.100	[3]	04/01/2034	192,393
580,000	Palm Desert, CA Financing Authority	6.100	[3]	04/01/2033	202,762
560,000	Palm Desert, CA Financing Authority	6.100	[3]	04/01/2032	209,434
480,000	Palm Desert, CA Financing Authority	6.060	[3]	04/01/2028	232,085
410,000	Palm Desert, CA Financing Authority	6.020	[3]	04/01/2024	252,622
395,000	Palm Desert, CA Financing Authority	6.010	[3]	04/01/2023	258,476
380,000	Palm Desert, CA Financing Authority	6.000	[3]	04/01/2022	264,100
465,000	Palm Desert, CA Financing Authority	6.050	[3]	04/01/2027	238,936
445,000	Palm Desert, CA Financing Authority	6.040	[3]	04/01/2026	242,979
430,000	Palm Desert, CA Financing Authority	6.030	[3]	04/01/2025	249,434
250,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	6.400		07/01/2023	252,288
390,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	6.500		07/01/2027	393,728
120,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	5.450		07/01/2020	120,626
425,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	5.550		07/01/2028	427,376
85,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs Regional Airport)	5.250		01/01/2022	85,368
445,000	Palm Springs, CA Community Redevel. Agency Tax Allocation[1]	5.000		09/01/2032	522,608
1,355,000	Palmdale, CA Community Facilities District Special Tax[1]	5.400		09/01/2035	1,370,542
5,900,000	Palmdale, CA Community Facilities District Special Tax[1]	6.125		09/01/2037	5,991,332
4,895,000	Palmdale, CA Community Facilities District Special Tax[1]	6.250		09/01/2035	4,986,488
75,000	Palmdale, CA Community Redevel. Agency[1]	5.000		09/01/2034	75,116
205,000	Palmdale, CA Elementary School District Special Tax Community Facilities District No. 90-1[6]	5.700		08/01/2018	205,884
1,610,000	Palomar Pomerado, CA Health System[1]	5.000		08/01/2034	1,613,123
10,000	Perris, CA Community Facilities District Special Tax (May Farms)[1]	5.100		09/01/2030	10,214
120,000	Perris, CA Community Facilities District Special Tax (May Farms)[1]	5.150		09/01/2035	122,543
1,145,000	Perris, CA Community Facilities District Special Tax, Series A1	5.750		09/01/2035	1,158,385
290,000	Perris, CA Elementary School District[1]	6.000		08/01/2030	369,228
235,000	Perris, CA Elementary School District[1]	6.000		08/01/2029	300,502

32        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,000,000	Pixley, CA Union School District (Pixley Union Elementary School District)[1]	5.250%		08/01/2044	$1,185,950
55,000	Pomona, CA Public Financing Authority	5.000		02/01/2030	55,193
1,305,000	Pomona, CA Public Financing Authority (Merfed Redevel.)[1]	5.250		02/01/2020	1,309,293
50,000	Pomona, CA Unified School District[1]	6.150		08/01/2030	61,266
1,995,000	Poway, CA Unified School District Public Financing Authority Special Tax[1,6]	5.000		09/01/2035	2,305,502
500,000	Poway, CA Unified School District Special Tax Community Facilities District No. 14 (Torrey Highland Subarea)[1]	6.125		09/01/2041	515,960
5,000,000	Rancho, CA Water District Financing Authority[1]	5.000		08/01/2028	5,518,100
2,595,000	Rialto, CA Redevel. Agency (Merged Project Area)[1]	5.875		09/01/2033	2,882,889
490,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.250		09/01/2026	495,797
5,000	Richgrove, CA School District[1]	6.375		07/01/2018	5,075
2,000,000	Richmond, CA Joint Powers Financing Authority (Civic Center)[1]	5.750		08/01/2029	2,283,520
2,500,000	Ridgecrest, CA Redevel. Agency (Ridgecrest Redevel.)[1]	6.250		06/30/2037	2,913,300
10,530,000	Rio Hondo, CA Community College District[1]	0.000	[4]	08/01/2042	10,128,386
3,000,000	Rio Vista, CA Community Facilities District Special Tax No. 2004-1[1]	5.850		09/01/2035	3,004,230
700,000	Riverbank, CA Redevel. Agency (Riverbank Reinvestment)[7]	5.000		08/01/2032	326,340
1,000,000	Riverside County, CA Community Facilities Districts Special Tax No. 07-2 (Clinton Keith)[1]	5.000		09/01/2040	1,061,050
2,500,000	Riverside County, CA Community Facilities Districts Special Tax No. 07-2 (Clinton Keith)[1]	5.000		09/01/2044	2,638,500
1,000,000	Riverside County, CA Redevel. Agency[1]	7.125		10/01/2042	1,256,230
3,000,000	Riverside County, CA Redevel. Agency (Desert Communities)[1]	6.000		10/01/2037	3,482,070
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	0.000	[4]	10/01/2027	1,033,150
1,325,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	6.500		10/01/2025	1,655,879
1,200,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	6.750		10/01/2030	1,483,656
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	0.000	[4]	10/01/2031	1,034,100
7,500,000	Riverside County, CA Transportation Commission[1]	5.250		06/01/2039	9,105,225
1,050,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A1	5.300		09/01/2034	1,060,805
25,000	Romoland, CA School District Special Tax[1]	5.250		09/01/2035	25,112
30,000	Romoland, CA School District Special Tax Community Facilities District No. 2002-2[1]	5.200		09/01/2030	30,134
1,250,000	Romoland, CA School District Special Tax Community Facilities District No. 2006-1[1]	6.000		09/01/2041	1,289,888
25,000	Romoland, CA School District Special Tax Community Facilities District No. 91-1[1]	5.500		09/01/2034	25,045

33        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$2,250,000	Romoland, CA School District Special Tax Community Facilities District No. 91-18[1]	6.000%	09/01/2037	$2,321,753
1,000,000	Ross Valley, CA School District[1]	5.500	08/01/2041	1,200,810
40,000	Sacramento County, CA COP (Public Facilities)	5.000	06/01/2029	40,142
1,200,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)[1]	5.250	06/01/2027	1,204,824
2,320,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)[1]	6.250	09/01/2023	2,331,484
1,200,000	Sacramento, CA Special Tax (North Natomas Community Facilities District No. 4)[1]	5.000	09/01/2033	1,393,248
1,290,000	Sacramento, CA Special Tax (North Natomas Community Facilities District No. 4)[1]	5.000	09/01/2032	1,503,572
1,600,000	San Bernardino County, CA Special Tax (Lytle Creek North)[1]	5.000	09/01/2045	1,748,096
1,000,000	San Bernardino County, CA Special Tax (Lytle Creek North)[1]	5.375	09/01/2038	1,031,710
85,000	San Bernardino, CA Joint Powers Financing Authority (California Dept. of Transportation Lease)[1]	5.500	12/01/2020	85,274
1,375,000	San Bernardino, CA Joint Powers Financing Authority (Central City)[1]	5.750	07/01/2020	1,457,816
805,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500	09/01/2020	805,233
20,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500	09/01/2024	20,003
1,850,000	San Bernardino, CA Joint Powers Financing Authority (Tax Allocation)[1]	6.625	04/01/2026	1,854,070
1,410,000	San Bernardino, CA Mountains Community Hospital District COP[1]	5.000	02/01/2027	1,415,062
3,235,000	San Bernardino, CA Mountains Community Hospital District COP[1]	5.000	02/01/2037	3,222,481
3,000,000	San Buenaventura, CA Community Memorial Health Systems[1]	8.000	12/01/2031	3,818,970
875,000	San Diego County, CA COP[1]	5.600	07/01/2038	976,561
6,645,000	San Diego County, CA Redevel. Agency (Gillespie Field)[1]	5.750	12/01/2032	6,652,708
3,000,000	San Diego, CA Hsg. Authority (Sorrento Tower Apartments)[1]	5.000	05/01/2029	3,293,700
5,880,000	San Diego, CA Public Facilities Financing Authority[1]	5.250	08/01/2027	6,917,173
10,000,000	San Diego, CA Regional Building Authority (County Operations Center & Annex)[2]	5.375	02/01/2036	11,233,500
10,000,000	San Diego, CA Unified School District[1]	5.000	07/01/2040	11,828,900
1,000,000	San Francisco, CA Bay Area Rapid Transit District[1]	5.000	07/01/2031	1,242,860
1,725,000	San Francisco, CA Bay Area Rapid Transit District[1]	5.000	07/01/2033	2,122,423
1,000,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2031	1,143,280
15,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2024	15,063
500,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)[1]	5.000	08/01/2031	559,355

34        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$2,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.500%		08/01/2039	$2,294,820
400,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2033	484,496
500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2033	605,650
1,500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay South Redevel.)[1]	6.625		08/01/2039	1,717,575
500,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.)[1]	6.500		08/01/2032	574,985
545,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.)[1]	6.625		08/01/2039	626,036
1,000,000	San Gorgonio, CA Memorial Health Care District[1]	5.000		08/01/2032	1,153,620
6,310,000	San Jacinto, CA Financing Authority, Tranche A1	6.600	[4]	09/01/2033	6,309,054
6,180,000	San Jacinto, CA Financing Authority, Tranche B1	6.600	[4]	09/01/2033	6,179,073
6,345,000	San Jacinto, CA Financing Authority, Tranche C	6.600	[4]	09/01/2033	6,152,873
250,000	San Jacinto, CA Unified School District Special Tax[1]	5.750		09/01/2040	257,913
500,000	San Jacinto, CA Unified School District Special Tax[1]	5.100		09/01/2036	470,230
25,000	San Jose, CA (Libraries, Parks & Public Safety)[1]	5.000		09/01/2032	25,093
5,000,000	San Jose, CA Airport[1]	5.000		03/01/2037	5,203,150
1,000,000	San Jose, CA Airport[1]	5.000		03/01/2025	1,137,460
35,000	San Jose, CA Improvement Bond Act 1915[1]	5.875		09/02/2023	36,128
3,150,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)[1]	6.200		01/01/2041	3,153,245
4,025,000	San Jose, CA Multifamily Hsg. (Fallen Leaves Apartments)[1]	5.100		12/01/2032	4,028,180
55,000	San Jose, CA Redevel. Agency	5.000		08/01/2028	55,215
230,000	San Jose, CA Redevel. Agency	5.000		08/01/2027	230,918
2,000,000	San Jose, CA Redevel. Agency	5.850		08/01/2027	2,008,720
995,000	San Jose, CA Redevel. Agency[1]	5.000		08/01/2026	1,056,869
185,000	San Jose, CA Redevel. Agency	5.000		08/01/2026	185,738
305,000	San Jose, CA Redevel. Agency	5.000		08/01/2018	306,238
125,000	San Jose, CA Redevel. Agency	5.000		08/01/2020	125,499
160,000	San Jose, CA Redevel. Agency	5.000		08/01/2025	160,638
100,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000		08/01/2023	105,568
795,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000		08/01/2022	840,490
535,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000		08/01/2016	546,497
1,235,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000		08/01/2021	1,309,112
170,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000		08/01/2019	180,571
220,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000		08/01/2024	234,091
2,415,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000		08/01/2025	2,567,411
550,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000		08/01/2027	558,591

35        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$200,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000%		08/01/2032	$208,602
25,000	San Jose, CA Special Tax Community Facilities District No. 9 (Bailey Highway 101)[1]	6.600		09/01/2027	25,061
10,000,000	San Marcos, CA Unified School District[2]	5.250		08/01/2031	11,865,500
1,000,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	5.850		08/01/2031	1,001,200
2,070,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	6.000		08/01/2041	2,071,656
3,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750		06/01/2026	3,547,320
8,395,000	Santa Cruz County, CA Redevel. Agency (Live Oak/Soquel Community)[1]	7.000		09/01/2036	9,911,725
1,750,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)[1]	5.875		07/01/2036	2,099,283
2,600,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)[1]	5.875		07/01/2042	3,118,934
1,580,000	Saugus, CA Union School District Community Facilities District No. 2006[1]	11.625		09/01/2038	1,881,085
2,965,000	Saugus, CA Union School District Community Facilities District No. 2006[1]	11.625		09/01/2038	3,530,010
1,575,000	Saugus, CA Union School District Community Facilities District No. 2006-2[1]	5.000		09/01/2037	1,623,998
200,000	Saugus, CA Union School District Special Tax[1]	5.125		09/01/2032	206,324
415,000	Saugus, CA Union School District Special Tax[1]	5.125		09/01/2031	428,139
2,000,000	Saugus, CA Union School District Special Tax[1]	5.750		09/01/2043	2,063,260
1,230,000	Saugus/Hart, CA School Facilities Financing Authority[6]	5.000		09/01/2041	1,375,423
1,250,000	Saugus/Hart, CA School Facilities Financing Authority[6]	5.000		09/01/2046	1,391,838
5,000,000	Sequoia, CA Unified High School District[1]	6.000		07/01/2043	6,041,400
2,500,000	Sequoia, CA Unified High School District[1]	5.875		07/01/2036	3,030,500
1,090,000	Shafter, CA Community Devel. Agency Tax Allocation[1]	5.400		11/01/2026	1,105,947
1,720,000	Signal Hill, CA Redevel. Agency Tax Allocation[1]	7.000		10/01/2026	2,048,847
520,000	Soledad, CA Redevel. Agency (Soledad Redevel.)[1]	5.350		12/01/2028	520,692
2,000,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)[1]	6.000		09/01/2036	2,299,400
4,150,000	South El Monte, CA Improvement District[1]	5.000		08/01/2035	4,791,175
790,000	Southern CA Mono Health Care District[1]	5.000		08/01/2021	901,058
2,085,000	Southern CA Public Power Authority[1]	5.000		11/01/2033	2,529,960
250,000	Southern CA Public Power Authority[1]	5.250		11/01/2026	309,418
13,000,000	Southern CA Public Power Authority[1]	5.000		07/01/2035	15,508,740
470,000	Southern CA Public Power Authority[1]	5.250		11/01/2022	567,050
50,000	Southern CA Public Power Authority[1]	5.250		11/01/2023	60,937
2,255,000	Southern CA Public Power Authority Natural Gas[1]	5.250		11/01/2027	2,810,181
165,000	Southern CA Public Power Authority Natural Gas[1]	5.000		11/01/2029	199,059
205,000	Southern CA Public Power Authority Natural Gas[1]	5.000		11/01/2028	249,639
97,775,000	Southern CA Tobacco Securitization Authority	7.100	[3]	06/01/2046	1,975,055
4,000,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000		06/01/2037	3,813,080

36        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$2,000,000	Stockton, CA Community Facilities District (Arch Road East No. 99-02)[1]	5.875%	09/01/2037	$2,062,820
75,000	Stockton, CA Public Financing Authority (Parking)[1]	5.125	09/01/2030	75,012
1,000,000	Stockton, CA Public Financing Authority, Series A1	5.250	09/01/2037	1,010,550
2,980,000	Stockton, CA Redevel. Agency (Stockton Events Center Arena)[1]	5.000	09/01/2036	2,980,358
25,000	Susanville, CA Public Financing Authority[1]	7.750	09/01/2017	25,138
1,000,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.500	06/01/2030	1,112,130
30,000	Temecula, CA Public Financing Authority Community Facilities District (Harveston)[1]	5.100	09/01/2036	30,196
1,575,000	Temecula, CA Redevel. Agency[1]	5.125	08/01/2027	1,586,387
50,000	Temecula, CA Redevel. Agency[1]	5.250	08/01/2036	50,089
3,705,000	Trinity County, CA COP	8.500	01/15/2026	3,758,461
500,000	Tulare, CA Health Care District[1]	6.500	08/01/2026	573,400
305,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.125	10/15/2027	328,741
2,500,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.125	10/15/2037	2,694,600
430,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.000	10/15/2017	450,825
2,590,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.000	10/15/2022	2,786,115
425,000	Turlock, CA Public Financing Authority[1]	5.450	09/01/2024	425,978
1,500,000	Tustin, CA Unified School District[1]	6.000	08/01/2036	1,858,320
425,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.650	09/01/2042	536,376
415,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.400	09/01/2032	518,389
500,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.400	09/01/2032	624,565
375,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.125	09/01/2026	479,869
15,000,000	University of California[1]	5.000	05/15/2038	17,562,150
1,030,000	Upland, CA Community Facilities District Special Tax (Improvement Area No. 2 Colonies San Antonio)[1]	5.000	09/01/2029	1,188,012
1,080,000	Upland, CA Community Facilities District Special Tax (Improvement Area No. 2 Colonies San Antonio)[1]	5.000	09/01/2030	1,234,537
750,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)[1]	5.050	12/01/2026	759,930
1,595,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)[1]	5.150	12/01/2031	1,616,628
4,000,000	Vernon, CA Electric System[1]	5.500	08/01/2041	4,574,320
1,000,000	Vernon, CA Electric System[1]	5.125	08/01/2033	1,125,370
65,000	Vernon, CA Redevel. Agency Tax Allocation[1]	5.000	09/01/2035	65,058
500,000	Victorville, CA Special Tax Community Facilities District 07-01[1]	5.350	09/01/2042	515,785
50,000	Watsonville, CA Redevel. Agency Tax Allocation (Watsonville 2000 Redevel.)[1]	5.000	09/01/2024	50,121

37        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500%		09/01/2042	$1,908,645
1,550,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2015-1[1]	5.250		09/01/2045	1,609,226
610,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2015-1[1]	5.250		09/01/2035	639,536
2,300,000	Woodland, CA Finance Authority[1]	6.000		03/01/2036	2,793,304
1,500,000	Woodland, CA Finance Authority[1]	6.000		03/01/2041	1,816,815
					1,227,536,358

U.S. Possessions—11.0%
1,000,000	Guam International Airport Authority[1]	6.000		10/01/2034	1,198,880
2,500,000	Guam International Airport Authority[1]	6.125		10/01/2043	2,960,225
570,000	Guam Power Authority, Series A1	5.000		10/01/2030	677,377
250,000	Guam Power Authority, Series A1	5.000		10/01/2023	301,255
320,000	Guam Power Authority, Series A1	5.000		10/01/2024	386,896
1,390,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	1,268,500
2,595,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	2,416,931
3,700,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[4]	07/01/2024	2,602,913
6,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	4,151,100
5,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125		07/01/2037	3,359,350
4,565,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	4,585,360
1,040,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	1,041,789
1,000,000	Puerto Rico Commonwealth GO	6.500		07/01/2040	639,040
80,000	Puerto Rico Commonwealth GO	6.000		07/01/2036	80,785
1,020,000	Puerto Rico Commonwealth GO	5.750		07/01/2038	646,813
7,590,000	Puerto Rico Commonwealth GO	6.000		07/01/2039	4,831,642
3,500,000	Puerto Rico Commonwealth GO	5.250		07/01/2023	2,204,755
1,480,000	Puerto Rico Commonwealth GO	5.500		07/01/2020	1,515,742
8,660,000	Puerto Rico Commonwealth GO	5.750		07/01/2041	5,491,652
1,450,000	Puerto Rico Commonwealth GO	5.375		07/01/2030	913,717
5,025,000	Puerto Rico Commonwealth GO	5.750		07/01/2028	3,184,744
5,000,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	3,158,500
5,000,000	Puerto Rico Commonwealth GO	5.500		07/01/2026	3,156,250
1,615,000	Puerto Rico Commonwealth GO	5.500		07/01/2027	1,019,517
1,000,000	Puerto Rico Commonwealth GO	5.500		07/01/2021	779,200
2,500,000	Puerto Rico Commonwealth GO	6.000		07/01/2039	1,591,450
3,000,000	Puerto Rico Commonwealth GO	6.500		07/01/2037	1,917,120
500,000	Puerto Rico Commonwealth GO	5.250		07/01/2030	315,425
4,000,000	Puerto Rico Commonwealth GO	6.000		07/01/2038	2,546,440
7,350,000	Puerto Rico Electric Power Authority, Series A9	6.750		07/01/2036	4,346,937
8,995,000	Puerto Rico Electric Power Authority, Series A9	5.000		07/01/2042	5,300,034
1,000,000	Puerto Rico Electric Power Authority, Series A9	7.000		07/01/2033	591,380
10,000,000	Puerto Rico Electric Power Authority, Series A9	5.000		07/01/2029	5,895,500
1,000,000	Puerto Rico Electric Power Authority, Series A9	5.050		07/01/2042	589,310
5,000,000	Puerto Rico Electric Power Authority, Series WW9	5.000		07/01/2028	2,947,500
6,495,000	Puerto Rico Electric Power Authority, Series XX9	5.250		07/01/2040	3,827,049
5,000,000	Puerto Rico Electric Power Authority, Series XX9	5.750		07/01/2036	2,945,500
500,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250		07/01/2026	294,820

38        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$2,500,000	Puerto Rico Highway & Transportation Authority	5.500%	07/01/2030	$1,662,275
100,000	Puerto Rico Infrastructure[7]	5.500	07/01/2020	38,750
1,220,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500	10/01/2037	624,054
170,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125	04/01/2032	147,725
225,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	04/01/2042	194,344
250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2027	222,527
6,055,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	5,852,097
1,960,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1]	5.625	07/01/2022	1,688,462
8,055,000	Puerto Rico Public Buildings Authority	6.750	07/01/2036	4,829,456
7,255,000	Puerto Rico Public Buildings Authority	6.000	07/01/2041	4,125,556
7,710,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2039	2,944,835
7,670,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2042	2,938,991
610,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2028	235,222
17,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	6,682,870
15,500,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375	08/01/2039	6,073,985
12,380,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750	08/01/2037	4,774,471
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.250	08/01/2043	380,720
8,575,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2042	3,328,300
17,465,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2039	6,778,865
840,000	V.I. Public Finance Authority (Matching Fund Loan Notes)[1]	5.000	10/01/2032	906,578
				140,111,481

Total Investments, at Value (Cost $1,458,691,240)—107.2%				1,367,647,839
Net Other Assets (Liabilities)—(7.2)				(92,179,140)
Net Assets—100.0%				$1,275,468,699

Footnotes to Statement of Investments

* January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. Represents the current interest rate for a variable or increasing rate security.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

9. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

39        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
AcadF	Academy Foundation
AFound	Archival Foundation
AMF	Academy Museum Foundation
AOMPAAS	Academy of Motion Pictures Arts and Sciences
ASN	Annenberg School of Nursing
BCSC	Brandman Center for Senior Care
CDA	Communities Devel. Authority
CFD	Community Facilities District
COP	Certificates of Participation
EBPC	East Bay Perinatal Center
EMC	Eden Medical Center
EVLAJHA	Eisenberg Village of the Los Angeles Jewish Home for the Aging
FEV	Fountainview at Eisenberg Village
GO	General Obligation
GVLAJHA	Grancell Village of the Los Angeles Jewish Home for the Aging
HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
INSD	Insured
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JHAGS	JHA Geriatric Services
JHAW	JHA West 16
KCG	Kaiser Credit Group
KFH	Kaiser Foundation Hospitals
LAJHFTA	Los Angeles Jewish Home for the Aging
MCHlth	Marin Community Health
MPHS	Mills-Peninsula Health Services
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
OCEAA	Orange County Educational Arts Academy
PAMFHCR&E	Palo Alto Medical Foundation for Health Care Research & Education
SCHosp	Sutter Coast Hospital
SCVH	Sutter Central Valley Hospitals
SEBH	Sutter East Bay Hospitals
SGMF	Sutter Gould Medical Foundation
SHlth	Sutter Health
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
TASC	Tobacco Settlement Asset-Backed Bonds
TVSRF	The Vince Street Archive Foundation
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

40        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 29, 20161 Unaudited

Assets
Investments, at value (cost $1,458,691,240)—see accompanying statement of investments	$1,367,647,839
Cash	564,167
Receivables and other assets:
Interest	21,611,581
Shares of beneficial interest sold	4,128,424
Investments sold on a when-issued or delayed delivery basis	920,150
Other	171,459
Total assets	1,395,043,620
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	109,920,000
Payable for borrowings (See Note 9)	2,000,000
Investments purchased on a when-issued or delayed delivery basis	3,884,281
Shares of beneficial interest redeemed	2,259,927
Dividends	1,014,925
Distribution and service plan fees	240,411
Trustees’ compensation	196,414
Shareholder communications	5,539
Interest expense on borrowings	102
Other	53,322
Total liabilities	119,574,921
Net Assets	$1,275,468,699

Composition of Net Assets
Par value of shares of beneficial interest	$153,048
Additional paid-in capital	1,909,362,290
Accumulated net investment income	10,332,620
Accumulated net realized loss on investments	(553,335,858)
Net unrealized depreciation on investments	(91,043,401)
Net Assets	$1,275,468,699

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

41        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $874,855,444 and 104,897,134 shares of beneficial interest outstanding)	$8.34

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.76

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,022,658 and 242,206 shares of beneficial interest outstanding)	$8.35

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $255,213,005 and 30,720,592 shares of beneficial interest outstanding)	$8.31

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $143,377,592 and 17,188,398 shares of beneficial interest outstanding)	$8.34

See accompanying Notes to Financial Statements.

42        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended January 29, 20161 Unaudited

Investment Income
Interest	$ 41,629,313
Expenses
Management fees	2,882,674
Distribution and service plan fees:
Class A	1,054,035
Class B	10,836
Class C	1,271,567
Transfer and shareholder servicing agent fees:
Class A	434,230
Class B	1,085
Class C	127,244
Class Y	65,707
Shareholder communications:
Class A	6,503
Class B	16
Class C	4,116
Class Y	1,109
Legal, auditing and other professional fees	2,284,973
Interest expense and fees on short-term floating rate notes issued (See Note 4)	587,813
Borrowing fees	267,953
Trustees’ compensation	10,106
Custodian fees and expenses	3,696
Interest expense on borrowings	207
Other	8,421
Total expenses	9,022,291
Net Investment Income	32,607,022
Realized and Unrealized Gain
Net realized gain on investments	8,189,337
Net change in unrealized appreciation/depreciation on investments	12,617,678
Net Increase in Net Assets Resulting from Operations	$ 53,414,037

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

43        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015
Operations
Net investment income	$32,607,022	$71,186,071
Net realized gain	8,189,337	666,786
Net change in unrealized appreciation/depreciation	12,617,678	(26,982,523)
Net increase in net assets resulting from operations	53,414,037	44,870,334
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(24,028,766)	(50,852,944)
Class B	(51,685)	(163,813)
Class C	(6,102,540)	(12,801,382)
Class Y	(3,792,480)	(7,281,003)
	(33,975,471)	(71,099,142)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(17,876,342)	3,078,547
Class B	(846,000)	(1,125,283)
Class C	(2,471,648)	(7,210,005)
Class Y	17,531,675	25,570,237
	(3,662,315)	20,313,496
Net Assets
Total increase (decrease)	15,776,251	(5,915,312)
Beginning of period	1,259,692,448	1,265,607,760

End of period (including accumulated net investment income of $10,332,620 and $11,701,069, respectively)	$1,275,468,699	$1,259,692,448

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

44        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended January 29, 20161 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$53,414,037
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(79,584,217)
Proceeds from disposition of investment securities	99,993,453
Short-term investment securities, net	1,374,872
Premium amortization	2,267,671
Discount accretion	(8,038,861)
Net realized gain on investments	(8,189,337)
Net change in unrealized appreciation/depreciation on investments	(12,617,678)
Change in assets:
Decrease in other assets	103,853
Decrease in interest receivable	10,878
Decrease in receivable for securities sold	16,219,128
Change in liabilities:
Decrease in other liabilities	(76,253)
Increase in payable for securities purchased	278,271
Net cash provided by operating activities	65,155,817

Cash Flows from Financing Activities
Proceeds from borrowings	4,700,000
Payments on borrowings	(2,700,000)
Payments on short-term floating rate notes issued	(33,520,000)
Proceeds from shares sold	105,043,944
Payments on shares redeemed	(137,926,168)
Cash distributions paid	(8,606,671)
Net cash used in financing activities	(73,008,895)

Net decrease in cash	(7,853,078)
Cash, beginning balance	8,417,245
Cash, ending balance	$564,167

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $25,375,424.

Cash paid for interest on borrowings—$156.

Cash paid for interest on short-term floating rate notes issued—$587,813.

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

45        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$8.21	$8.37	$8.14	$8.75	$7.75	$7.98

Income (loss) from investment operations:
Net investment income[2]	0.22	0.47	0.51	0.49	0.51	0.55
Net realized and unrealized gain (loss)	0.14	(0.16)	0.20	(0.62)	1.01	(0.25)

Total from investment operations	0.36	0.31	0.71	(0.13)	1.52	0.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.47)	(0.48)	(0.48)	(0.52)	(0.53)

Net asset value, end of period	$8.34	$8.21	$8.37	$8.14	$8.75	$7.75

Total Return, at Net Asset Value[3]	4.41%	3.61%	9.03%	(1.66)%	20.31%	4.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$874,855	$879,253	$894,308	$967,217	$1,194,157	$951,318

Average net assets (in thousands)	$873,295	$926,912	$922,522	$1,214,170	$1,037,577	$1,005,058

Ratios to average net assets:[4]
Net investment income	5.27%	5.50%	6.32%	5.56%	6.18%	7.21%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.16%	0.95%	0.80%	0.73%	0.75%	0.75%
Interest and fees from borrowings	0.04%	0.04%	0.05%	0.04%	0.04%	0.07%
Interest and fees on short-term floating rate notes issued[5]	0.09%	0.08%	0.09%	0.09%	0.12%	0.24%

Total expenses	1.29%	1.07%	0.94%	0.86%	0.91%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%	1.07%	0.94%	0.85%	0.90%	1.06%

Portfolio turnover rate	6%	21%	17%	24%	10%	27%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

46        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Class B	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$8.22	$8.38	$8.15	$8.76	$7.76	$7.99

Income (loss) from investment operations:
Net investment income[2]	0.19	0.40	0.45	0.41	0.44	0.49
Net realized and unrealized gain (loss)	0.14	(0.16)	0.19	(0.61)	1.01	(0.25)

Total from investment operations	0.33	0.24	0.64	(0.20)	1.45	0.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.40)	(0.41)	(0.41)	(0.45)	(0.47)

Net asset value, end of period	$8.35	$8.22	$8.38	$8.15	$8.76	$7.76

Total Return, at Net Asset Value[3]	4.01%	2.82%	8.16%	(2.54)%	19.26%	3.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,023	$2,835	$4,001	$6,910	$13,960	$18,138

Average net assets (in thousands)	$2,182	$3,474	$5,149	$10,336	$15,887	$21,006

Ratios to average net assets:[4]
Net investment income	4.52%	4.73%	5.52%	4.69%	5.39%	6.35%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.89%	1.72%	1.62%	1.62%	1.61%	1.61%
Interest and fees from borrowings	0.04%	0.04%	0.05%	0.04%	0.04%	0.07%
Interest and fees on short-term floating rate notes issued[5]	0.09%	0.08%	0.09%	0.09%	0.12%	0.24%

Total expenses	2.02%	1.84%	1.76%	1.75%	1.77%	1.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.02%	1.84%	1.76%	1.74%	1.76%	1.92%

Portfolio turnover rate	6%	21%	17%	24%	10%	27%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

47        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$8.18	$8.34	$8.11	$8.72	$7.73	$7.96

Income (loss) from investment operations:
Net investment income[2]	0.19	0.40	0.45	0.42	0.44	0.49
Net realized and unrealized gain (loss)	0.14	(0.16)	0.20	(0.61)	1.01	(0.25)

Total from investment operations	0.33	0.24	0.65	(0.19)	1.45	0.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.40)	(0.42)	(0.42)	(0.46)	(0.47)

Net asset value, end of period	$8.31	$8.18	$8.34	$8.11	$8.72	$7.73

Total Return, at Net Asset Value[3]	4.04%	2.84%	8.24%	(2.43)%	19.31%	3.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$255,213	$253,773	$266,060	$293,424	$320,829	$270,347

Average net assets (in thousands)	$255,932	$269,613	$265,211	$333,013	$288,500	$284,373

Ratios to average net assets:[4]
Net investment income	4.51%	4.74%	5.55%	4.79%	5.42%	6.43%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.91%	1.71%	1.57%	1.51%	1.52%	1.53%
Interest and fees from borrowings	0.04%	0.04%	0.05%	0.04%	0.04%	0.07%
Interest and fees on short-term floating rate notes issued[5]	0.09%	0.08%	0.09%	0.09%	0.12%	0.24%

Total expenses	2.04%	1.83%	1.71%	1.64%	1.68%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.04%	1.83%	1.71%	1.63%	1.67%	1.84%

Portfolio turnover rate	6%	21%	17%	24%	10%	27%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

48        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Class Y	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1,2]
Per Share Operating Data
Net asset value, beginning of period	$8.21	$8.37	$8.14	$8.75	$7.76	$7.73

Income (loss) from investment operations:
Net investment income[3]	0.23	0.49	0.53	0.51	0.52	0.38
Net realized and unrealized gain (loss)	0.14	(0.16)	0.20	(0.62)	1.01	0.01

Total from investment operations	0.37	0.33	0.73	(0.11)	1.53	0.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.49)	(0.50)	(0.50)	(0.54)	(0.36)

Net asset value, end of period	$8.34	$8.21	$8.37	$8.14	$8.75	$7.76

Total Return, at Net Asset Value[4]	4.53%	3.86%	9.29%	(1.44)%	20.43%	5.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$143,378	$123,831	$101,239	$104,708	$97,255	$18,987

Average net assets (in thousands)	$132,173	$127,028	$93,710	$116,275	$54,713	$8,939

Ratios to average net assets:[5]
Net investment income	5.50%	5.74%	6.54%	5.79%	6.28%	7.60%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.92%	0.71%	0.56%	0.51%	0.50%	0.55%
Interest and fees from borrowings	0.04%	0.04%	0.05%	0.04%	0.04%	0.06%
Interest and fees on short-term floating rate notes issued[6]	0.09%	0.08%	0.09%	0.09%	0.12%	0.24%

Total expenses	1.05%	0.83%	0.70%	0.64%	0.66%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	0.83%	0.70%	0.63%	0.65%	0.85%

Portfolio turnover rate	6%	21%	17%	24%	10%	27%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from November 29, 2010 (inception of offering) to July 29, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

49        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 29, 2016 Unaudited

1. Organization

Oppenheimer Rochester California Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

1. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

50        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable stateurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2015, the Fund utilized $1,068,956 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2015 capital loss carryforwards are included in the table below. Capital loss

51        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$33,667,971
2017	100,477,817
2018	223,689,715
2019	31,408,386
No expiration	167,922,429

Total	$557,166,318

At period end, it is estimated that the capital loss carryforwards would be $389,243,889 expiring by 2019 and $159,733,092, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $8,189,337 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,352,421,630[1]

Gross unrealized appreciation	$121,991,427
Gross unrealized depreciation	(214,133,723)

Net unrealized depreciation	$(92,142,296)

1. The Federal tax cost of securities does not include cost of $107,368,505, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

52        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage

53        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior

54        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

3. Securities Valuation (Continued)

day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$1,227,536,338	$20	$1,227,536,358
U.S. Possessions	—	140,111,481	—	140,111,481
Total Assets	$—	$1,367,647,819	$20	$1,367,647,839

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

55        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the

56        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate

57        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $39,335,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $203,381,984 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $109,920,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

58        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 2,500,000	Anaheim, CA Public Financing Authority Tender Option Bond Series 2015-XF2139 Trust[3]	16.517%	10/1/39	$3,684,826
5,000,000	CA Dept. of Water Resources (Center Valley) Tender Option Bond Series 2015-XF2030 Trust[3]	8.483	12/1/35	6,873,500
7,110,000	CA Health Facilities Financing Authority (Providence Health & Services) Tender Option Bond Series 2015-XF0036 Trust	8.969	10/1/39	9,150,215
3,375,000	CA Health Facilities Financing Authority (SHlth / EBPC / EMC / MCHlth / MPHS / PAMFHCR&E / SCHosp / SCVH / SEBH / SGMF Obligated Group) Tender Option Bond Series 2015-XF0236 Trust	19.394	8/15/31	5,979,285
7,500,000	East Bay, CA Municipal Utility District (Water System) Tender Option Bond Series 2015-XF2026 Trust[3]	8.049	6/1/36	9,715,800
1,290,000	Grossmont, CA Union High School District Tender Option Bond Series 2015 XF-2141 Trust[3]	14.529	8/1/30	2,057,266
1,225,000	Grossmont, CA Union High School District Tender Option Bond Series 2015-XF2141-2 Trust[3]	14.556	8/1/31	1,947,689
4,735,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) Tender Option Bond Series 2015 XF-0017 Trust	12.293	5/15/24	6,110,091
3,335,000	Los Angeles, CA Dept. of Airports Tender Option Bond Series 2015-XF0017-2 Trust	12.608	5/15/26	4,298,882
3,665,000	Los Angeles, CA Dept. of Airports Tender Option Bond Series 2015-XF0017-3 Trust	12.620	5/15/27	4,699,959
3,365,000	Los Angeles, CA Dept. of Airports Tender Option Bond Series 2015-XF0017-4 Trust	12.614	5/15/28	4,290,712
3,405,000	Los Angeles, CA Dept. of Airports Tender Option Bond Series 2015-XF2022 Trust[3]	12.665	5/15/25	4,406,683
1,500,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2015 XF-0018 Trust	8.649	7/1/34	1,857,660
6,000,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2015 XF-0018-2 Trust	8.649	7/1/38	7,437,960
8,150,000	Los Angeles, CA Harbor Dept. Tender Option Bond Series 2015-XF0035 Trust	8.538	8/1/34	10,352,456
2,500,000	San Diego, CA Regional Building Authority (County Operations Center & Annex) Tender Option Bond Series 2015 XF-0019 Trust	16.700	2/1/36	3,733,500
5,000,000	San Marcos, CA Unified School District Tender Option Bond Series 2015-XF2029 Trust[3]	8.443	8/1/31	6,865,500

				$93,461,984

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial

59        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $109,920,000 or 7.88% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$3,884,281
Sold securities	920,150

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose

60        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$2,000,820
Market Value	$20
Market Value as % of Net Assets	Less than 0.005%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $26,738,030, representing 2.10% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

61        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 29, 2016[1]		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	7,107,680	$58,916,745	19,476,340	$165,223,553
Dividends and/or distributions reinvested	2,267,153	18,805,001	4,669,160	39,546,142
Redeemed	(11,550,204)	(95,598,088)	(23,955,908)	(201,691,148)

Net increase (decrease)	(2,175,371)	$(17,876,342)	189,592	$3,078,547

Class B
Sold	10,862	$90,155	13,802	$117,831
Dividends and/or distributions reinvested	5,280	43,822	16,290	138,272
Redeemed	(118,729)	(979,977)	(162,936)	(1,381,386)

Net decrease	(102,587)	$(846,000)	(132,844)	$(1,125,283)

Class C
Sold	2,155,964	$17,813,771	4,204,580	$35,520,654
Dividends and/or distributions reinvested	518,410	4,281,660	1,076,760	9,088,104
Redeemed	(2,975,080)	(24,567,079)	(6,172,432)	(51,818,763)

Net decrease	(300,706)	$(2,471,648)	(891,092)	$(7,210,005)

Class Y
Sold	3,863,637	$32,050,653	8,503,951	$72,117,115
Dividends and/or distributions reinvested	270,624	2,244,941	532,239	4,508,490
Redeemed	(2,023,309)	(16,763,919)	(6,057,304)	(51,055,368)

Net increase	2,110,952	$17,531,675	2,978,886	$25,570,237

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$79,584,217	$99,993,453

62        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.45% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

63        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	14,089
Accumulated Liability as of January 29, 2016	97,003

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

64        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from demption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

January 29, 2016	$61,738	$28,336	$1,648	$7,464

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.4783% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are ased on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.03% of the Fund’s average net assets on an annualized basis.

65        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding, which can be found on the Statement of Assets and Liabilities, at an interest rate of 0.4783%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$107,065
Average Daily Interest Rate	0.388%
Fees Paid	$51,137
Interest Paid	$156

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return curities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each

66        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$129,056

10. Pending Litigation

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”), and distributed by its subsidiary OppenheimerFunds Distributor, Inc. ( “OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

67        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

BOARD APPROVAL OF THE INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

68        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni California long category. The Board noted that the Fund’s one-year, three-year, and five-year performance was better than its category median although its ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni California long funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees were lower than its peer group median and category median. The Board also noted that the Fund’s total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

69        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

BOARD APPROVAL OF THE INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

70        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

71        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
As of 3/1/16	Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

72        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

● Applications or other forms

● When you create a user ID and password for online account access

● When you enroll in eDocs Direct, our electronic document delivery service

● Your transactions with us, our affiliates or others

● A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

● When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

73        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0790.001.0116 March 24, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester California Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2016